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                                                                   Exhibit 10.29

                          AGREEMENT AND PLAN OF MERGER

      THIS AGREEMENT AND PLAN OF MERGER, dated as of October 31, 1997, between US Towers, Inc., a Delaware corporation ("US Towers" or the "Surviving Corporation") and SpectraSite Communications, LLC, an Arkansas limited liability company ("SpectraSite Communications") (such entities are herein sometimes collectively called the "Constituent Entities").

                                    RECITALS

      US Towers is a corporation duly organized and existing under the laws of the State of Delaware, having been incorporated on November 13, 1996, by a Certificate of Incorporation filed with the Secretary of State of the State of Delaware and recorded in the Office of the Recorder of Deeds of the County of New Castle, Delaware, on that date. The registered office of US Towers in the State of Delaware is located at 1013 Centre Road, in the City of Wilmington, County of New Castle, and the name of its registered agent at such office is Corporation Service Company.

      SpectraSite Communications is a limited liability company duly organized and existing under the laws of the State of Arkansas, having been organized on August 4, 1995, by Articles of Organization filed with the Secretary of State of the State of Arkansas on that date. The registered office of SpectraSite Communications in the State of Arkansas is located at 2100 Riverdale Road, Little Rock, Arkansas, and the name of its registered agent at such office is Price C. Gardner.

      US Towers has an authorized capitalization consisting of 5,000,000 shares of Common Stock, $0.001 par value per share ("US Towers Common Stock"), 850,000 of which have been validly issued, are outstanding and owned by SpectraSite Holdings, Inc., a Delaware corporation ("SpectraSite Holdings").

      SpectraSite Communications has an authorized capitalization consisting of one hundred units of membership interests, all of which have been validly issued, are outstanding and owned by SpectraSite Holdings.

      The Boards of Directors, stockholders, and members of the Constituent Entities deem it desirable, upon the terms and subject to the conditions herein stated, that SpectraSite Communications be merged with and into US Towers (the "Merger") and that US Towers be the Surviving Corporation, with the outstanding membership interests of SpectraSite Communications converted into shares of US Towers Common Stock.

                                    AGREEMENT

      NOW, THEREFORE, it is agreed as follows:




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                                    Section 1

                                      Terms

      1.1 On the Effective Date (as hereinafter defined) of the Merger, SpectraSite Communications shall be merged with and into US Towers with US Towers being the Surviving Corporation.

      1.2 On the Effective Date of the Merger, the Surviving Corporation will have the name "SpectraSite Communications, Inc."

      1.3 On the Effective Date of the Merger: (a) each of the then outstanding membership interests of SpectraSite Communications, by virtue of the Merger and without any action on the part of the holder thereof, shall be cancelled and shall cease to exist; and (b) all of the membership interests of SpectraSite Communications held in the treasuries of SpectraSite Communications and all of the membership interests of SpectraSite Communications owned by SpectraSite Holdings shall be cancelled and shall cease to exist.

      1.4 On the Effective Date of the Merger, all of the assets and properties of SpectraSite Communications shall be vested in the Surviving Corporation without reversion or impairment, and the Surviving Corporation shall be liable for all liabilities of SpectraSite Communications.


                                    Section 2

                                 Effective Date

      2.1 As provided by the applicable laws of the States of Delaware and Arkansas, as appropriate, this Agreement shall be adopted by written consent of:
(a) the sole stockholder of the Surviving Corporation; and (b) the sole member of SpectraSite Communications. Following such adoption and if this Agreement is not terminated as contemplated by Section 4, a Certificate of Merger, executed in accordance with the laws of the State of Delaware, shall be filed with the Secretary of State of the State of Delaware, and Articles of Merger, executed in accordance with the laws of the State of Arkansas, shall be filed with the Secretary of State of the State of Arkansas.

      2.2 The Merger shall become effective at 11:59 p.m. Eastern Standard Time (10:59 p.m. Central Standard Time), October 31, 1997, the time and date specified in the Certificate of Merger filed with the Secretary of State of the State of Delaware, and in the Articles of Merger filed with the Secretary of State of the State of Arkansas, herein sometimes referred to as of the "Effective Date" of the Merger.


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                                    Section 3

              Certificate of Incorporation and Bylaws; Directors

      3.1 The Certificate of Incorporation and Bylaws of US Towers, as in effect immediately prior to the Effective Date, shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation until further amended as provided by law.

      3.2 The Board of Directors of US Towers immediately prior to the Effective Date of the Merger shall be the Board of Directors of the Surviving Corporation.


                                    Section 4

                            Amendment and Termination

      4.1 To the extent permitted by law, this Agreement may be amended by an agreement in writing, before or after action by the sole stockholder of US Towers, and the sole member of SpectraSite Communications, at any time prior to the Effective Date of the Merger, with respect to any of the terms contained herein.

      4.2 To the extent permitted by law, this Agreement may be terminated and abandoned by the Board of Directors of US Towers or the Board of Directors of SpectraSite Communications, before or after action by the sole stockholder of US Towers and the sole member of SpectraSite Communications, at any time prior to the Effective Date of the Merger.


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      IN WITNESS WHEREOF, US Towers, SpectraSite Communications, and SpectraSite
Holdings have each caused this Agreement to be executed by its President and attested by its Secretary, all as of the date first above written.

ATTEST:                                   US TOWERS, INC.


/s/ DAVID P. TOMICK                       By: /s/ STEPHEN H. CLARK
------------------------------                --------------------------------
David P. Tomick, Secretary                    Stephen H. Clark, President


                                          SPECTRASITE COMMUNICATIONS, LLC

ATTEST:                                   By:   SpectraSite Holdings, Inc.
                                                Its Sole Member


/s/ DAVID P. TOMICK                       By: /s/ STEPHEN H. CLARK
------------------------------               --------------------------------
David P. Tomick, Secretary                   Stephen H. Clark, President





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                          CERTIFICATE OF THE SECRETARY
                                       OF
                                 US TOWERS, INC.

      I, David P. Tomick, the Secretary of US Towers, Inc., hereby certify that the Agreement and Plan of Merger to which this certificate is attached, after having been first duly signed on behalf of the corporation by the President and Secretary, was duly approved and adopted by written consent in lieu of a meeting of the sole stockholder of US Towers, Inc. dated October 31, 1997.

      WITNESS my hand and seal of said corporation this 31st day of October, 1997.


                                              /s/ DAVID P. TOMMICK
                                          ---------------------------------
                                            David P. Tomick, Secretary





                          CERTIFICATE OF THE SECRETARY
                                       OF
                           SPECTRASITE HOLDINGS, INC.


      I, David P. Tomick, the Secretary of SpectraSite Holdings, Inc., the sole member of SpectraSite Communications, LLC, hereby certify that the Agreement and Plan of Merger to which this certificate is attached, after having been first duly signed on behalf of the company by the President and Secretary, was duly approved and adopted by written consent in lieu of a meeting of the sole member of SpectraSite Communications, LLC dated October 31, 1997.

      WITNESS my hand and seal of said corporation this 31st day of October, 1997.


                                      /s/ DAVID P. TOMICK
                                    ---------------------------------
                                      David P. Tomick, Secretary





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